AMENDMENT NO.1
                               TO
           1997 AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO 1997 AMENDED AND RESTATED CREDIT AGREEMENT is dated as of January 19, 1998, and is by and among GATEWAY 2000, INC., a Delaware corporation (the "Company"); the several financial institutions from time to time party to the 1997 Amended and Restated Credit Agreement entered into as of September 25, 1997 including those executing this Amendment as a Bank (collectively, the "Banks" and individually, a "Bank"); Norwest Bank Iowa, National Association, as Issuing Bank and Administrative Agent; and Bank of America National Trust and Savings Association, as Documentation Agent for the Banks.

RECITALS:

     The parties hereto entered into a 1997 Amended and Restated Credit Agreement, dated as of September 25, 1997 (as amended, the "Credit Agreement") and desire to amend the Credit Agreement to modify the L/C Commitment established thereunder as more particularly set forth herein.

     NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the sum and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.    Amendment to Credit Agreement. The definition of  "L/C
Commitment" set forth in Section 1.01 of the Credit Agreement is amended to read as follows:

          "L/C Commitment" means the commitment of the Issuing Bank to issue, and the commitment of the Banks severally to participate in, Letters of Credit
          (including the Existing Norwest Letters of Credit) from time to time Issued or outstanding under Article III, in an aggregate amount not to exceed on any date the amount of $75,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to Section 2.07; provided that the LIC Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

      2.   References  to Agreement Each reference  in  any  Loan
Document to "Agreement" or "Credit Agreement" shall mean the Credit Agreement as amended by this Amendment.

     3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks as follows:

    (a)   It  has the power and authority to execute and  perform
    this   Amendment   and   each  other   agreement,   document,
    instrument,  amendment  and  modification  required   to   be
    executed by it in connection with this Amendment.

    (b) The execution and delivery of this Amendment and each other agreement, document, instrument, amendment and modification required to be executed by it in connection with this Amendment, have been duly authorized by all required corporate action.

    (c) This Amendment and each other agreement, document, instrument, amendment and modification required to be executed by it in connection with this Amendment, constitute the valid and binding obligations of the Company enforceable against the Company in accordance with the terms hereof

    (d) No Default or Event of Default has occurred and is continuing.

    (e) All the representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties relate solely to an earlier date.

    (f) The Company is entering into this Amendment on the basis of its own investigation and for its reasons, without reliance upon the Administrative Agent, the Documentation
    Agent, any Bank or any other Person.

     4. Loan Documents. The company reaffirms its obligations under the Credit Agreement, as amended hereby, under each outstanding Note evidencing the Loans extended by the Banks under the Credit Agreement, as amended hereby, and under each Loan Document.

     5.   Conditions Precedent; Effective Date.

     (a) This Amendment shall become effective as of February 6, 1998 (the "Effective Date"), provided that each of the following conditions precedent is satisfied on or before such date:

          (i)  The Documentation Agent shall have received:

           (A)   A  certificate of the Secretary of  the  Company
     certifying (I) that the officer or officers of the Company executing this Amendment on behalf of the Company are each an "Authorized Officer" of the Company under the Resolution of the Company adopted by the Board of Directors of the Company on December 13, 1995 in connection with the Credit Agreement, dated as of December 27, 1995 (the "Authorizing Resolution"), and as such each is authorized to execute and deliver this Amendment on behalf of the Company, (II) that the Authorizing Resolution is still in force and effect and has not been modified or rescinded, (III) the names and true signatures of the officer or officers executing this Amendment on behalf of the Company and (IV) no Default or Event of Default has occurred and is continuing as of the date of the Secretary's certification.

          (B) From the Company, each Bank, the Documentation Agent, the Administrative Agent and the Issuing Bank, an execution original (or, if elected by the Documentation Agent, an executed facsimile copy) of this Amendment, duly executed by all the parties hereto.

          (C) Such other agreements, documents, instruments, amendments, modifications, opinions and certificates as the Bank may reasonably request with respect to the matters set forth herein, all of which shall be in form and substance satisfactory to the Documentation Agent.

     (b) From and alter the Effective Date, the Credit Agreement is amended as set forth herein.

     6.   Miscellaneous.

     (a) All capitalized terms used and not otherwise defined herein shall have the same meaning herein as in the Credit
     Agreement.

     (b) This Amendment may be executed in any number of counterparts or on telecopy counterparts, each of which shall be an original and all of which shall constitute one agreement and it shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart.

     (c) This Amendment and each of the other agreements, documents, instruments, amendments and modifications to be executed by the Company in connection with this Amendment shall be governed by and construed in accordance with the law of the State of New York.

     (d) All expenses and costs reasonably incurred by the Administrative Agent or the Documentation Agent with respect to the preparation, review, negotiation and administration of this Amendment (including compensation of all attorneys employed by the Administrative Agent or the Documentation Agent, including the allocated costs of in-house counsel)
     shall be repaid to the Administrative Agent or the Documentation Agent by the Company on demand.

     (e) The Credit Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

     (f) Each Bank executing this Amendment consents to, concurs, approves, accepts, and is satisfied with, this Amendment, the Credit Agreement, as amended hereby, and each document or other written material sent by the Administrative Agent or the Documentation Agent to such Bank for consent, concurrence, approval, execution, acceptance or satisfaction.

     (g) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent or the Documentation Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or of the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy executed original. Any failure by the Administrative Agent or the Documentation Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent or the Documentation Agent.

     (h) This Amendment, the Credit Agreement, as amended hereby, and the other Loan Documents are the result of negotiations among the parties, have been reviewed by counsel to the parties and are the product of the parties. Neither BofA, as Documentation Agent, nor Norwest, as Issuing Bank or Administrative Agent, shall have any right, power, obligation, liability, responsibility or duty under this Amendment, the Credit Agreement, as amended hereby, or any other Loan Document other than those applicable to all Banks as such. Without limiting the foregoing, BofA shall not have or be deemed to have any fiduciary relationship with the Administrative Agent or any Bank and Norwest shall not have or be deemed to have any fiduciary relationship with the Documentation Agent or any Bank. Each Bank acknowledges that it has not relied, and will not rely, on BofA or Norwest in deciding to enter into this Amendment or in taking or not taking action hereunder, the Credit Agreement, as amended hereby, or any other Loan Document.

     7. Acknowledgment. The Company hereby acknowledges receipt of a copy of this Amendment and each other agreement, document, instrument and modification at any time executed by a debtor in connection with this Amendment, the Credit Agreement or the Indebtedness to the Banks under the Credit Agreement.


     IMPORTANT:    READ BEFORE SIGNING.   THE  TERMS  OF
     THIS  AGREEMENT  SHOULD BE READ  CAREFULLY  BECAUSE
     ONLY  THOSE  TERMS IN WRITING ARE ENFORCEABLE.   NO
     OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN  THIS
     WRITTEN CONTRACT MAY BE LEGALLY ENFORCED.  YOU  MAY
     CHANGE  THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER
     WRITTEN AGREEMENT.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                               GATEWAY 2000, INC.

                               By: /s/ David J. McKittrick
                                   Name: David J. McKittrick
                                   Title: Senior VP and Chief
                                          Financial Officer

                               NORWEST BANK IOWA, NATIONAL
                               ASSOCIATION,as
                               Administrative Agent
                               Issuing Bank and a Bank

                               By: /s/ John Wagner
                                  Name: John Wagner
                                  Title: Vice President

                               BANK  OF  AMERICA NATIONAL  TRUST
                               AND SAVINGS ASSOCIATION, as
                               Documentation Agent and a Bank

                               By:______________________________
                                  Name:_________________________
                                  Title:________________________

                               THE BANK OF NOVA SCOTIA

                               By:______________________________
                                  Name:_________________________
                                  Title:________________________



          IMPORTANT:   READ BEFORE SIGNING.  THE TERMS
     OF   THIS  AGREEMENT  SHOULD  BE  READ  CAREFULLY
     BECAUSE   ONLY   THOSE  TERMS  IN   WRITING   ARE
     ENFORCEABLE.  NO OTHER TERMS OR ORAL PROMISES NOT
     CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY
     ENFORCED.   YOU  MAY  CHANGE THE  TERMS  OF  THIS
     AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                         GATEWAY 2000, INC.

                         By:_____________________________________
                            Name:______________________________
                            Title:_____________________________

                         NORWEST BANK IOWA, NATIONAL
                         ASSOCIATION, as Administrative Agent
                         Issuing Bank and a Bank

                         By:_____________________________________
                            Name:______________________________
                            Title:_____________________________

                         BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Documentation
                         Agent and a Bank

                         By: /s/ Kevin McMahon
                            Name: Kevin McMahon_
                            Title: Managing Director

                         THE BANK OF NOVA SCOTIA

                         By:_____________________________________
                            Name:______________________________
                            Title:_____________________________